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                                                                Exhibit 10.1

                                 LOAN AGREEMENT

         This LOAN AGREEMENT (the ,"Agreement") , dated as of September 1, 1996, is entered into between WINTRUST FINANCIAL CORPORATION, an Illinois corporation (the "Borrower") , and LASALLE NATIONAL BANK, a national banking association ("LaSalle").

                                    RECITALS

         WHEREAS, the Borrower desires to borrow from LaSalle up to the sum of TWENTY FIVE MILLION DOLLARS ($25,000,000) in order to refinance existing debt and to provide for Borrower's working capital needs;

         WHEREAS, as a prerequisite for making such loans, LaSalle has requested and the Borrower has agreed to pledge to LaSalle and grant a security interest in favor of LaSalle with respect to the capital stock of Hinsdale Bancorp ("Hinsdale") , Lake Forest Bancorp ("Lake Forest") , North Shore Community Bank & Trust ("North Shore") and Libertyville Bancorp ("Libertyville") (Hinsdale, Lake Forest, North Shore and Libertyville are referred to herein individually as a "Holding Company" and collectively as the "Holding Companies"; the capital stock of such Holding Companies shall be collectively referred to herein as the "Holding Company Stock"), as set forth in the Pledge and Security Agreement of the Borrower of even date herewith (the "Borrower Pledge Agreement");

         WHEREAS, the Holding Company Stock constitutes 100% of the issued and outstanding capital stock of the Holding Companies;

         WHEREAS, as a further prerequisite for making such loans, LaSalle has requested and the Holding Companies have agreed to pledge to LaSalle and grant a security interest in favor of LaSalle with respect to the capital stock of each of their respective subsidiaries (individually a "Subsidiary" and collectively, the "Subsidiaries"; the capital stock of such Subsidiaries shall be collectively referred to herein as the "Subsidiary Stock") as set forth in the Pledge and Security Agreement of the Holding Companies of even date herewith (the "Holding Company Pledge Agreement" and collectively with the Borrower Pledge Agreement, the "Pledge Agreements");

         WHEREAS, the Subsidiary Stock constitutes 100% of the issued and outstanding capital stock of the Subsidiaries; and

         WHEREAS, LaSalle is willing to make a loan to the Borrower in accordance with the terms, subject to the conditions and in reliance upon the representations, warranties and covenants set forth herein and in the other documents and instruments entered into or delivered in connection with or relating to the loan contemplated in this Agreement.

         NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
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                                   AGREEMENT:

         1. Commitment of LaSalle.

         LaSalle agrees to extend a loan (the "Loan") to the Borrower in the principal amount of TWENTY FIVE MILLION, DOLLARS ($25,000,000), evidenced by a promissory note (the "Note") and secured by the Pledge Agreements, in accordance with terms and subject to the conditions set forth in this Agreement, the Note and the Pledge Agreements.

         2. Conditions of Borrowing.

         Notwithstanding any other provision of this Agreement, LaSalle shall not be required to extend the Loan:

                 (a) if, since the date of this Agreement and up to the agreed upon date of the Loan, there has occurred, in LaSalle's sole and complete discretion, a material adverse change in the financial condition or affairs of the Borrower, any Holding Company or any Subsidiary;

                 (b) if any Default (as such term is defined below) has occurred or any event which, with the giving of notice or lapse of time, or both, would constitute such a Default;

                 (c) if any litigation or governmental proceeding has been instituted or threatened against the Borrower, any Holding Company, any Subsidiary or any of their respective officers or shareholders which, in the sole discretion of LaSalle, could materially adversely affect the financial condition or operations of the Borrower or such Holding Company or Subsidiary;

                 (d) if all necessary or appropriate actions and proceedings shall not have been taken in connection with, or relating to the transactions contemplated hereby and all documents incident thereto shall not have been completed and tendered for delivery, in form and substance satisfactory to LaSalle, including, but not limited to, LaSalle's failure to have received evidence that: (i) the Borrower has received all necessary regulatory approvals to acquire the Holding Company Stock; and (ii) the Borrower has provided such notices to all appropriate federal banking agencies as to satisfy the requirements of 12 U.S.C. Section 1817(j)(9)(E);

                 (e) if the Borrower shall not have tendered for delivery the Note and the Borrower Pledge Agreement, together with all of the Pledged Security (as such term is defined in the Borrower Pledge Agreement) all in form and substance satisfactcry to LaSalle;

                 (f)      if the Holding Companies shall not have tendered for
delivery the   Holding Company Pledge Agreement, together with all of the
Pledged Security (as such term is defined in the Holding Company Pledge Agreement) in form and substance satisfactory to LaSalle;

                 (g) if the Borrower shall not have tendered for delivery a legal opinion from the Borrower's counsel in form and substance satisfactory to LaSalle and LaSalle's legal counsel;
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or

                 (h) if LaSalle shall not have received, in form and substance satisfactory to LaSalle, all certificates, affidavits, schedules, resolutions, opinions, notes and other documents which are provided for hereunder, or which it may reasonably request.

         3.      Note Evidencing Borrowing.

         The Loan shall be evidenced by the Note executed by the Borrower in the Principal amount of TWENTY FIVE MILLION DOLLARS ($25,000,000) , which Note shall be in the form set forth as Exhibit A hereto.

                 (a) Interest on amounts outstanding under the Note shall be payable quarterly, in arrears, commencing on December 1, 1996 and continuing on the first day of each March, June, September and December thereafter. A final payment of all outstanding amounts due under the Note; including, but not limited to Principal, interest and any amounts owing under Subsection 10(m) of this Agreement, if not payable earlier, shall be due and payable on September 1, 1997. The amounts outstanding under the Note from time to time shall bear interest calculated on the actual number of days elapsed on the basis of a 360 day year, at a rate equal, at the Borrower's option, to either (a) the London Inter- Bank Offered Rate ("LIBOR") plus 150 basis points, or (b) the Prime Rate (whichever rate is so selected, the "Interest Rate").

         For purposes of this Agreement, the term "Prime Rate" shall mean the floating prime rate in effect from time to time as set by LaSalle, and referred to by LaSalle as its Prime Rate. The Borrower acknowledges that the Prime Rate is not necessarily LaSalle's lowest or most favorable rate of interest at any one time. The effective date of any change in the Prime Rate shall for purposes hereof be the date the rate change is publicly announced by LaSalle.

         For purposes of this Agreement, "LIBOR" shall mean the per annum rate of interest at which U.S. dollar deposits in an amount comparable to the amount of the relevant LIBOR Loan and for a period equal to the relevant "Interest Period" (hereinafter defined) are offered generally to LaSalle (rounded upward if necessary, to the nearest 1/16 of 1.00%) in the London Interbank Eurodollar market at 11:00am (London time) two banking days prior to the commencement of each Interest Period, such rate to remain fixed for such interest period. "Interest Period" shall mean successive one, two, three or six month periods as selected from time to time by the Borrower by notice given to LaSalle not less than three banking days prior to the first day of each respective Interest Period; provided that: (i) each such one, two, three or six month period occurring after such initial period shall commence on the day on which the next preceding period expires; (ii) the final Interest Period shall be such that its expiration occurs on or before the stated maturity date hereof; and (iii) if for any reason the Borrower shall fail to select timely a period, then it shall be deemed to have selected a one month period. Interest shall be payable on the last banking day of each interest Period, commencing on the first such date to occur after the date hereof, at maturity, after maturity on demand, and on the date of any payment hereon on the amount paid. The Borrower hereby further promises to pay to the order of LaSalle, on demand, interest on the unpaid principal amount hereof after maturity (whether by acceleration or
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otherwise) at a rate of two per cent per annum in excess of the rate in effect at the time of maturity.

         LaSalle's determination of LIBOR as provided above shall be conclusive, absent manifest error. Furthermore, if LaSalle determines, in good faith (which determination shall be conclusive, absent manifest error), prior to the commencement of any Interest Period that (a) U.S. dollar deposits of sufficient amount and maturity for funding any LIBOR Loan are not available to LaSalle in the London Interbank Eurodollar market in the ordinary course of business, or (b) by reason of circumstances affecting the London Interbank Eurodollar market, adequate and fair means do not exist for ascertaining the rate of interest to be applicable to the relevant LIBOR Loan, LaSalle shall promptly notify the Borrower and such LIBOR Loan shall be immediately due and payable on the last banking day of the then existing Interest Period, without further demand, presentment, protest or notice of any kind, all of which are hereby waived by the Borrower.

         If, after the date hereof, the introduction of, or any change in any applicable law, treaty, rule, regulation or guideline or in the interpretation or administration thereof by any governmental authority or any central bank or other fiscal, monetary or other authority having jurisdiction over LaSalle or its lending office (a "Regulatory Change"), shall, in the opinion of counsel to LaSalle, makes it unlawful for LaSalle to make or maintain any LIBOR Loan evidenced hereby, then LaSalle shall promptly notify the Borrower and such LIBOR Loan shall be immediately due and payable on the last banking day of the then existing Interest Period or on such earlier date as required by law, all without further demand, presentment, protest or notice of any kind, all of which are hereby waived by the Borrower.

         If, for any reason, any LIBOR Loan is paid prior to the last banking day of its then current Interest Period, the Borrower agrees to indemnify LaSalle against any loss (including any loss on redeployment of the funds repaid), cost or expense incurred by LaSalle as a result of such prepayment.

         If any Regulatory Change (whether or not having force of law) shall
(a) impose, modify or deem applicable any assessment, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of or loans by, or any other acquisition of funds or disbursements by, LaSalle; (b) subject LaSalle or any LIBOR Loan to any tax, duty, charge, stamp tax or fee or change the basis of taxation of payments to LaSalle of principal or interest due from the Borrower to LaSalle hereunder (other than a change in the taxation of the overall net income of LaSalle) ; or (c) impose on LaSalle any other condition regarding such LIBOR Loan or LaSalle's funding thereof, and LaSalle shall determine (which determination shall be conclusive, absent manifest error) that the result of the foregoing is to increase the cost to LaSalle of making or maintaining such LIBOR Loan or to reduce the amount of principal or interest received by LaSalle hereunder, then the Borrower shall pay to LaSalle, on demand, such additional amounts as LaSalle shall, from time to time, determine are sufficient to compensate and indemnify LaSalle for such increased cost or reduced amount.
                 (b) Any amount of principal or interest on the Note which is not paid when due, whether at stated maturity, by acceleration or otherwise shall bear interest payable on
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demand at an interest rate equal at all times to two percent (2%) above the
Interest Rate.

                 (c) Each Loan shall be made available to the Borrower upon its written or verbal request, from any person whose authority to so act has not been revoked by the Borrower in writing previously received by LaSalle. Such request must be received by no later than 11:00 a.m. Chicago, Illinois time, on the day it is to be funded. The Proceeds of each Revolving Loan shall be made available at the office of LaSalle by credit to the account of the Borrower or by other means requested by the Borrower and acceptable to LaSalle. LaSalle is authorized to rely on the telephonic, telecopy or telegraphic loan requests which LaSalle believes in its good faith judgment to emanate from a properly authorized representative of the Borrower, whether or not that is in fact the case. The Borrower does hereby irrevocably confirm, ratify and approve all such advances by LaSalle and does hereby indemnify LaSalle against losses and expenses (including court costs, attorneys' and Paralegals fees) and shall hold LaSalle harmless with respect thereto.

                 (d) If any payment to be made by the Borrower hereunder shall become due on a Saturday, Sunday or bank holiday under the laws of the State of Illinois, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing any interest in respect of such payment.

         4.      Principal Prepayments.

         Prepayments of Prime Rate Loans are permitted at any time, and shall be applied to the next succeeding principal payment due. Any prepayments of LIBOR Loans shall be subject to the terms of Section 3(a), above.

         5.      Representations and Warranties.

         To induce LaSalle to make the Loan provided for herein, the Borrower represents and warrants as follows:

                 (a) The Borrower: (i) is a corporation duly organized and validly existing and in good standing under the laws of the State of Illinois;
(ii) is duly qualified as a foreign corporation and is in good standing in all states in which it is doing business except where the failure to so qualify would not have a material adverse effect on the Borrower or its business; and
(iii) has all requisite power and authority, corporate or otherwise, to own, operate and lease its property and to carry on its business as now being conducted. Each Holding Company is an Illinois corporation (except for Lake Forest, which is a Delaware corporation) , and has all requisite power and authority, corporate or otherwise, to own, operate and lease its property and to carry on its business as now being conducted. Each Subsidiary is an Illinois banking corporation, and has all requisite Dower a-id authority, corporate or otherwise, to own, operate and lease its property and to carry on its business as now being conducted. The Borrower, the Holding Companies and the Subsidiaries have made payment of all franchise and similar taxes in the State of Illinois and in all of the respective jurisdictions in which they are incorporated or qualified, insofar as such taxes are due and payable at the date of this Agreement, except for any
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such taxes the validity of which is being contested in good faith and for which proper reserves have been set aside on the books of the Borrower or such Holding Company or Subsidiary, as the case may be.
                 (b) The Borrower is the owner of 100%; of the issued and outstanding capital stock of the Holding Companies.

                 (c) The Holding Company Stock has been duly authorized, legally and validly issued, fully paid and nonassessable, and is owned by the Borrower free and clear of all pledges, liens, security interests, charges or encumbrances, except, upon consummation of the transactions contemplated herein, for the security interest granted by the Borrower to LaSalle. There are, as of the date hereof, no outstanding options, rights or warrants obligating the Borrower to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of the capital stock of any Holding Company or obligating the Borrower to grant, extend or enter into any such agreement or commitment, except for such agreements or commandments existing as of the date of this Agreement and disclosed to LaSalle.

                 (d) The Holding Companies are the owners of 100% of the issued and outstanding capital stock of the Subsidiaries.

                 (e) The Subsidiary Stock has been duly authorized, legally and validly issued, fully paid and nonassessable, and is owned by the Holding Companies free and clear of all pledges, liens, security interests, charges or encumbrances, except, upon consummation of the transactions contemplated herein, for the security interest granted by the Holding Companies to LaSalle. There are, as of the date hereof, no outstanding options, rights or warrants obligating any Holding Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of the Capital stock of any Subsidiary or obligating any Holding Company to grant, extend or enter into any such agreement or commitment, except for such agreements or commitments existing as of the date of this Agreement and disclosed to LaSalle.

                 (f)      The financial statements of:

                          (i)     the Borrower, all of which have heretofore
been furnished to LaSalle, have been prepared in accordance with generally accepted accounting principles consistently applied ("GAAP") and maintained by the Borrower throughout the periods involved, and fairly present the financial condition of the Borrower individually and on a consolidated basis at such dates specified therein and the results of its operations for the periods then ended; and

                          (ii)    each Holding Company and Subsidiary, all of
which have heretofore been furnished to LaSalle, to the best knowledge of the Borrower have been prepared in accordance with GAAP and maintained by such Holding Company or Subsidiary throughout the periods involved, and fairly present the financial condition of such Holding Company or Subsidiary at such dates specified therein and the results of its operations for the periods then entered.
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                 (g)      To the best knowledge of the Borrower, since the
latest date of the financial statements referred to in Section 5(f) above, there have been no material changes in the assets, liabilities, or condition, financial or otherwise, of the Borrower, any Holding Company or any subsidiary other than changes arising from transactions in the ordinary course of business, and no such changes have been materially adverse, whether in the ordinary course of business or otherwise. To the best knowledge of the Borrower, neither the business nor the properties of the Borrower , any Holding Company or Subsidiary have been materially and or adversely affected in any way, including, without limitation, as a result of any fire, explosion, accident, strike, lockout, labor dispute, flood, drought, embargo, imposition of governmental restrictions, confiscation by a governmental agency or acts of God.

                 (h) There are no actions, suits, proceedings or written agreements pending, nor to the best of the knowledge of the Borrower threatened or proposed, against the Borrower or, to the best knowledge of the Borrower, any Holding Company or Subsidiary, at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board or other administrative agency, domestic or foreign, which are of a material nature. Neither of the Borrower nor, to the best knowledge of the Borrower, any Holding Company or Subsidiary is in default with respect to any order, writ, injunction or decree of, or any written agreement with, any court, commission, board or agency, domestic or foreign.

                 (i) All tax returns and reports of the Borrower and, to the best knowledge of the Borrower, each Holding Company and Subsidiary, required by law to be filed have been duly filed, and all taxes, assessments, fees and other governmental charges upon the Borrower and the Holding Companies and Subsidiaries or upon any of their properties or assets which are due and payable have been paid, and the Borrower knows of no additional assessment of a material nature against the Borrower, the Holding Companies or the Subsidiaries for taxes, or, except as disclosed on the final statements referred to in
Section 5(f) above, of any basis for any such additional assessment.

                 (j) The Borrower's primary business is that of a financial holding company. All necessary regulatory approvals have been obtained for the Borrower to conduct its business.

                 (k) The deposit accounts of the Subsidiaries are insured by the Federal Deposit Insurance Corporation ("FDIC").

                 (l) None of the Pledged Security constitutes margin stock, as defined in Regulation U of the Board of Governors of the Federal Reserve System ("FRS").

         The foregoing representations and warranties shall survive the making of this Agreement, and execution and delivery of the Note and the Pledge Agreements, and shall be deemed to be continuing representations and warranties until such time as the Borrower has satisfied all of its obligations to LaSalle; including, but not limited to the obligation to pay in full all principal, interest and other amounts in accordance with the terms of this Agreement, the Note and the Pledge Agreements.
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         6.      Negative Covenants

         The Borrower agrees that until the Borrower satisfies all of its obligations to LaSalle, including, but not limited to its obligations to pay in full all principal, interest and other amounts owing in accordance with the terms of this Agreement, the Note and the Pledge Agreements, the Borrower shall not, nor shall the Borrower cause, Permit or allow any, Holding Company or Subsidiary to:

                 (a) create, assume, incur, have outstanding, or in any manner become liable in respect of any indebtedness for borrowed money, except in the case of Borrower, secured indebtedness under Section 6 (b)(vi) and, in the case of the Subsidiaries, indebtedness incurred in the ordinary course of the business of banking and in accordance with applicable laws and regulations and safe and sound banking practices. For purposes of this Agreement , the phrase "indebtedness" shall mean and include:

                          (i)     all items arising from the borrowing of
money, which according to generally accepted accounting principles now in effect, would be included in determining total liabilities as shown on the balance sheet;

                          (ii)    all indebtedness secured by any lien in
property owned by the Borrower whether or not such indebtedness shall have been assumed;

                          (iii)   all guarantees and similar contingent
liabilities in respect to indebtedness of others; and

                          (iv)     all other interest-bearing obligations
evidencing indebtedness in others;

                 (b) create, assume, incur, suffer or permit to exist any mortgage, pledge, deed of trust, encumbrance (including the lien or retained security title of a conditional vendor.), security interest, assignment, lien or charge of any kind or character upon or with respect to property whether owned at the date hereof or hereafter acquired by the Borrower or a Subsidiary, or assign or otherwise convey any right to receive income, except:

                          (i)     liens for taxes, assessments or other
Governmental charges for the then current year or which are not yet due or delinquent;

                          (ii)    liens for taxes, assessments or other
governmental charges already due, but the validity of which is being contested in good faith in such a manner as not to make the property forfeitable;

                          (iii)   liens and charges incidental to current
operations which are not due or delinquent;

                          (iv)    liens for workmen's compensation awards not
due or delinquent;

                          (v)     pledges or deposits to secure obligations
under workmen's compensation laws or similar legislation;

                          (vi)    purchase money mortgages or other liens on
real property including those incurred for the construction of a banking facility, and bank furniture and fixtures acquired or held in the ordinary course of business to secure the purchase price of such property or to secure the indebtedness incurred solely for the purpose of financing the acquisition, construction or improvement of any such property to be subject: to such mortgages or other 'liens, or mortgages or other liens existing on any such property at the time of acquisition, or extensions, renewals, or replacements of any of the foregoing for the same or a lesser amount; provided that no such mortgage or other !liens shall extend to or cover any property other than the property being acquired, constructed or improved, and no such extension, renewal or replacement shall extend to or cover any property not theretofore subject to the mortgage or lien being extended, renewed or replaced, and provided further that no such mortgage or lien shall exceed 75% of the price of acquisition, construction or improvement at the time of acquisition, construction or improvement; and provided further that the aggregate principal amount of consolidated indebtedness at any one time outstanding and secured by mortgages, liens, conditional sale agreements and other security interests permitted by this clause (vi) shall not exceed 10% of the consolidated capital of the Borrower or a Subsidiary, as the case may be;

                          (vii)   liens existing on the date hereof as shown on
the financial statements; and

                          (viii)  in the case of a Subsidiary, liens incurred
in the ordinary course of the business of banking and in accordance with applicable laws and regulations and safe and sound banking practices;

                 (c) dispose by sale, assignment, lease or otherwise property or assets now owned or hereinafter acquired, outside the ordinary course of business in excess of 10% of its consolidated assets in any fiscal year;

                 (d) merge into or consolidate with or into any other person, firm or corporation, except for such corporations or banks as set forth in Exhibit B hereto;

                 (e) make any loans or advances whether secured or unsecured to any person, firm or corporation, other than loans or advances made by a Subsidiary in the ordinary course of its banking business and in accordance with applicable laws and regulations and safe and sound banking practices or such loans and advances made by a Subsidiary to First Premium, a subsidiary of Crabtree Capital Corporation;

                 (f) engage in any business or activity not permitted by all applicable laws and regulations, including without limitation, the Bank Holding Company Act of 1954, the Illinois Banking Act, the Federal Deposit Insurance Act and any regulations promulgated thereunder;

                 (g) make any loan or advance secured by the capital stock of another bank or depository institution (except for loans made in the ordinary course of business) , or acquire the capital stock, assets or obligations of or any interest in another bank or depository institution, without prior written approval of LaSalle, except or such banks or deposit institutions as provided in Exhibit B hereto;

                 (h) directly or indirectly create, assume, incur, suffer or permit to exist any pledge, encumbrance, security interest, assignment, lien or charge of any kind or character on the Holding Company Stock or any other capital stock owned by the Borrower, nor permit the Holding Companies, to directly or indirectly create, assume, incur, suffer or permit to exist any pledge, encumbrance, security interest, assignment, lien or charge of any kind or character on the Subsidiary Stock;

                 (i) cause or allow the percent of Holding Company Stock to diminish as a percentage of the outstanding capital stock of the Holding Companies, nor permit the Holding Companies to cause or allow the percent of Subsidiary Stock to diminish as a percentage of the outstanding capital stock of the Subsidiaries;

                 (j) sell, transfer, issue, re-issue, exchange or grant any option with respect to the Holding Company Stock, nor permit the Holding Companies to sell, transfer, issue, reissue, exchange or grant any option with respect to the Subsidiary Stock, except pursuant to such agreements or commitments therefor existing as of the date of this Agreement and disclosed to LaSalle;

                 (k) redeem any of its capital stock, declare a stock dividend or split or otherwise change the capital structure of Borrower, any Holding Company or any Subsidiary without prior written approval of the Bank, if such redemption, dividend, split or other action would result in any change in the identity of the individuals or entities previously in control of the Borrower, any Holding Company or any Subsidiary or grant a security interest in any ownership interest of any individual or entity, directly or indirectly controlling the Borrower, any Holding Company or any Subsidiary, which could result in a change in the identity of the individuals or entities previously in control of the Borrower, any Holding Company or any Subsidiary. For the purpose hereof, the terms "control" or "controlling" shall mean the possession of the power to direct, or cause the direction of, the management and policies of the Borrower, a Holding Company or a Subsidiary, as applicable, by contract or voting of securities;

                 (l) breach or fail to perform or observe any of the terms and conditions of the Note, the Pledge Agreements or any other document or agreement entered into or delivered in connection with, or relating to, the Loan;

                 (m)      engage in any unsafe or unsound banking practices; or

                 (n) violate any law or regulation, or any condition imposed by or undertaking provided to the FRS, the FDIC or the Illinois Commissioner of Banks and Trust Companies in connection with the Borrower's ownership of the Holding Company Stock or the ownership by the Holding Companies of the Subsidiary Stock.

         7.      Affirmative Covenants.

         The Borrower agrees that until the Borrower satisfies all of its obligations to LaSalle; including, but not limited to its obligations to pay in full all principal, interest and other amounts in accordance with the terms of the Agreement, the Note and the Pledge Agreements, it shall:

                 (a)      furnish and deliver to LaSalle:

                          (i)     as soon as practicable, and in no event later
than forty-five (45) days after the end of each of the first three calendar quarters of the Borrower and each Holding Company and Subsidiary, a copy of:
(1) the balance sheet, profit and loss statement, surplus statement and any supporting schedules prepared in accordance with GAAP and signed by the presidents and chief financial officers of the Borrower, the Holding Companies and the Subsidiaries; and (2) all financial statements, including, but not limited to, all call reports, filed with any state or federal bank regulatory authority;

                          (ii)    as soon as practicable, and in no event later
than one hundred twenty (120) days after the end of each calendar year, a copy of: (1) the consolidated balance sheets as of -the end of such year and the consolidated profit and loss and surplus statements for the Borrower, the Holding Companies and each Subsidiary for such year, audited by independent certified public accountants satisfactory to LaSalle and accompanied by an unqualified opinion; and (2) all financial statements and reports, including, but not limited to call reports and annual reports filed annually with any state or federal regulatory authority;

                          (iii)   as soon as practicable, and in no event later
than forty-five (45) days after the end of each calendar quarter, copies of the then current loan/asset watch list, the substandard loan/asset list, the nonperforming loan/asset list and other real estate owned list of the Subsidiaries;

                          (iv)     immediately after receiving knowledge
thereof, notice in writing of all charges, assessment, actions, suits and proceedings that are proposed or initiated by, or brought before, any court or governmental department, commission, board or other administrative agency, in connection with the Borrower, any Holding Company or any Subsidiary (other than litigation in the ordinary course of business not involving the FRS, the FDIC or the Illinois Commissioner of Banks and Trust Companies, which, if adversely decided, would not have a material effect on the financial condition or operations of the Borrower or such Holding Company or Subsidiary); and

                          (v)     promptly after the occurrence thereof, notice
of any other matter which has resulted in a materially adverse change in the financial condition or operations of the Borrower, any Holding Company or any Subsidiary;

                 (b) contemporaneously with the furnishing of a copy of each annual report and of each quarterly statement provided Pursuant to Section 7(a)(I) and (ii) above, deliver to LaSalle, a certificate signed by the President and the Treasurer of the Borrower, containing a computation of the then current financial ratios specified in Subsections 7(d) through (h) of this Agreement, and stating that no Default or unmatured Default has occurred cr is continuing, or, if such event exists, describing such event and the steps, if any, that are being taken to cure it, and the time within ,which such cure will occur;

                 (c) maintain such capital as is necessary to cause the Borrower to have adequate capital in accordance with the regulations of the FRS and any requirements or conditions that the FRS has or may impose on the Borrower;

                 (d) maintain such capital as is necessary to cause each Subsidiary to be classified as a "well capitalized" institution in accordance with the regulations of the FDIC, currently measured on the basis of information filed by Borrower in its quarterly Consolidated Report of Income and Condition (the "Call Report"l) as follows:

                          (i)     Total Capital to Risk Weighted Assets of not
less than 10%;

                          (ii)    Tier I Capital to Risk-Weighted Assets of not
less than 6%; and

                          (iii)   Tier 1 Capital to average Total Assets of not
less than 5% (For the purposes of this subsection (d)(iii), the average Total Assets shall be determined on the basis of information contained in the preceding four (4) Call Reports);

                 (e) cause the Borrower, on a consolidated basis, to maintain tangible equity capital of no less than $37,000,000. For the purposes of this Section 7(e), "tangible equity capital", shall mean the sum of the common stock, surplus and retained earning accounts of the Borrower, reduced by the amount of any goodwill;

                 (f) cause the ratio of nonperforming loans to the primary capital of the Subsidiaries, on a consolidated basis, to be not more than twenty percent (20%) at all times. For purposes of this Section 7(f), "primary capital", shall mean the sum of he common stock, surplus and retained earning accounts plus the reserve for loan and lease losses, and "non-performing loans" shall mean the sum of all non-accrual loans and loans on which any payment is ninety (90) or more days past. due;

                 (g) cause the ratios of the loan and lease loss reserve to the total loans of the Subsidiaries, on a consolidated basis, to be not less than one half of one percent (.50%) at all times;

                 (h) cause the Borrower's return on assets, determined on the basis of information filed in the Borrower's Call Report to be at least zero (0) during 1997 and one quarter of one percent (.25%) during 1998;

                 (i) promptly pay and discharge all taxes, assessments and other governmental charges imposed upon the Borrower, the Holding Companies or the Subsidiaries or upon the income, profits, or property of the Borrower, the Holding Companies or the Subsidiaries and all claims for labor, material or supplies which, if unpaid, may by law become a lien or charge upon the property of the Borrower, the Holding Companies or the Subsidiaries. Neither the Borrower, the Holding Companies nor the Subsidiaries shall he required to pay any such tax, assessment, charge or claim, so long as the validity thereof shall be contested in good faith by appropriate Proceedings, and reserves therefor shall be maintained on the book's of the Borrower or any such Holding Company or Subsidiary as are deemed reasonably adequate by LaSalle;

                 (j) maintain bonds and insurance and cause each Holding Company or Subsidiary to maintain bonds and insurance with responsible and reputable insurance companies or associations in such amounts and covering such risk as is usually carried by owners of similar businesses and Properties in the same general area in which the Borrower or such Holding Company or Subsidiary respectively operate, and such additional bonds and insurance as may be reasonably required by LaSalle;

                 (k) permit and cause the Holding Companies and Subsidiaries to permit LaSalle, through its employees, attorneys, accountants or other agents, to inspect any of the properties, corporate books and financial books and records of the Borrower, the Holding Companies and the Subsidiaries at such times and as often as LaSalle reasonably may request; and

                 (l) promptly provide and cause the Holding Companies and the Subsidiaries promptly to provide LaSalle with such other information concerning the business, operations, financial condition and regulatory status of the Borrower, the Holding companies and the Subsidiaries as LaSalle may from time to time reasonably request.

         8.      Collateral.

         Pursuant to the Borrower Pledge Agreement, the Borrower has concurrently herewith assigned, transferred, pledged and delivered to LaSalle as collateral for all of the Borrower's obligations from time to time to LaSalle the Holding Company Stock and any other Pledged Security (as defined in the Borrower Pledge Agreement) whether not or hereafter pledged. Pursuant to the Holding Company Pledge Agreement, the Holding Companies have concurrently herewith assigned, transferred, pledged and delivered to LaSalle as collateral for all of the Borrower's obligations from time to time the Subsidiary Stock and any other Pledged Security (as defined in the Holding Company Pledge Agreement) whether now or hereafter pledged.

         9.      Events of Default; Default; Rights Upon Default.

         The happening or occurrence of any of the following events or acts shall each constitute a default hereunder (each, a "Default") , and any such default shall also constitute a Default under the Note, the Pledge Agreements and any other loan document, without right to notice or time to cure in favor of the Borrower except as indicated below:

                 (a) if the Borrower fails to make any payment, as provided for herein;

                 (b) if there continues to exist any breach under any obligation of any other documents executed pursuant to this Agreement including, without limitation, the Note and the Pledge Agreements and such breach remains uncured beyond the applicable time period, if any, specifically provided therefor;

                 (c) if any representation or warranty made in this Agreement shall be false when made or be false at any time during the term of this Agreement or any extension hereof, or if the Borrower fails to perform or observe any covenant or agreement contained in this agreement within thirty
(30) days after notice thereof by LaSalle;

                 (d) if the Borrower fails to perform or observe any covenant or agreement contained in any other agreement between the Borrower or any Holding Company or Subsidiary and LaSalle, or if any condition contained in any agreement between the Borrower or any Holding Company or Subsidiary and LaSalle is not fulfilled and such failure remains uncured beyond the cure period, if any, specifically provided therefor;

                 (e) if the Borrower shall continue to fail to perform and observe, or cause or permit any Holding Company or Subsidiary to fail to perform and observe any covenants under this Agreement, without limitation, all affirmative and negative covenants set forth in Sections 6 and 7 of this Agreement for fifteen (15) days after notice thereof by LaSalle;

                 (f) if the FRS, the FDIC, the Illinois Commissioner of Banks and Trust Companies or other governmental agency charged with the regulation of bank holding companies or depository institutions: (i) issues to the Borrower, any Holding Company or Subsidiary, or initiates any action, suit or proceeding to obtain against, impose on or require from the Borrower, any Holding Company or any Subsidiary, a cease and desist order or similar regulatory order, the assessment of Civil Monetary Penalties, articles of agreement, a memorandum of understanding, a capital directive, a capital restoration plan, restrictions that prevent or as a practical matter impair the payment of dividends by any Holding Company or Subsidiary or the payments of any debt by the Borrower, restrictions that make the payment of dividends by any Holding Company or Subsidiary or the payment of debt by the Borrower subject to prior regulatory approval, a notice or finding under Section 51 or
Section 52 of the Illinois Banking Act or Section 8(a) of the Federal Deposit Insurance Act, or any similar enforcement action, measure or proceeding; or
(ii) issues to any officer or director of the Borrower, any Holding Company or any Subsidiary, or initiates any action, suit or proceeding to obtain against, impose on or require from any such officer or director, a cease and desist order or similar regulatory order, a removal order, a suspension order, or the assessment of civil monetary penalties;

                 (g) if any Subsidiary is notified that it is considered an institution in "troubled condition" within the meaning of 12 U.S.C. Section 1831i and the regulations promulgated thereunder, or if a conservator or receiver is appointed for any Subsidiary;

                 (h) if the Borrower, any Holding Company or any Subsidiary (i) becomes insolvent or is unable to pay its debts as they mature;
(ii) makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts as they mature; (iii) suspends transaction of its usual business; or (iv) if a trustee of any substantial part of the assets of the Borrower, any Holding Company or any Subsidiary is applied for or appointed, and if appointed in a proceeding brought against the Borrower, the Borrower by any action or failure to act indicates its approval of, consent to, or acquiescence in such appointment, or within thirty (30) days such appointment is not vacated or stayed on appeal or otherwise, or shall not otherwise have ceased to continue in effect;

                 (i) if any proceedings involving the Borrower, any Holding Company or any Subsidiary are commenced by or against the Borrower, any Holding Company or any Subsidiary under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law or statute of the federal government or any state government and if such proceedings are instituted against the Borrower, the Borrower by any action or failure to act indicates its approval of, consent to or acquiescence therein, or an order shall be entered approving the petition in such proceedings and within thirty (30) days after the entry thereof such order is not vacated or stayed on appeal or otherwise, or shall not otherwise have ceased to continue in effect; or

                 (j) if the Borrower, any Holding Company or any Subsidiary continues to be in default in any payment of principal or interest for any other obligation or in the performance of any other term, condition or covenant contained in any agreement including, but not limited to, an agreement in connection with the acquisition of capital equipment on a title retention or net lease basis), under which any such obligation is created, the effect of which default is to cause or permit the holder of such obligation to cause such obligation to become due prior to its stated maturity.

         Upon the occurrence of a Default, LaSalle shall have all rights and remedies provided by applicable law and, without limiting the generality of the foregoing, may, at its option, declare its commitments to be terminated and the Note shall thereupon be and become forthwith, due and payable, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein, in the Note or the Pledge Agreements to the contrary notwithstanding, and may, also without limitation, appropriate and apply toward the payment of the Note any indebtedness of LaSalle to the Borrower however created or arising, and may, also without limitation exercise any and all rights in and to the Pledged Security referred to in Section 8 above and in the Pledge Agreements. There shall be no obligation to liquidate the Pledged Security nor any other collateral pledged hereunder in any order or with any priority or to exercise any remedy available to LaSalle in any order.

         10.     Miscellaneous.

                 (a) No -failure or delay on the part of LaSalle in exercising any right, power or remedy hereunder shall operate as a waiver thereof. No single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Time is of the essence in the performance of the covenants, agreements and obligations of the Borrower, the Holding Companies and the

Subsidiaries.

                 (b) This Agreement constitutes the entire agreement between the parties and supersedes all prior agreements between LaSalle and the Borrower with respect to the subject matter hereof. No amendment, modification, termination or waiver of any provision of this Agreement, the Pledge Agreements or the Note, or consent to any departure by the Borrower therefrom, shall be effective unless in writing and signed by LaSalle, and then such waiver or consent shall be effective only for the specific purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

                 (c) All notices, requests, demands and other communications provided or hereunder shall be: (i) in writing, (ii) made in one of the following manners, and (iii) shall be deemed given (A) if and when personally delivered; (B) on the next business day if sent by nationally recognized overflight courier addressed to the appropriate party as set forth below; or (C) on the second business day after being deposited in United States certified or registered mail, and addressed as follows:

                 If to Borrower:           Wintrust Financial Corporation
                                           727 Bank Lane
                                           Lake Forest, Illinois 60645
                                           Attention: Edward J. Wehmer
                 If to LaSalle:            LaSalle National Bank
                                           135 South LaSalle Street
                                           Chicago, Illinois 60674
                                           Attention: Jeffery J. Bowden

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this subsection.

                 (d) This Agreement may be executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                 (e) This Agreement shall become effective when it shall have been executed by the Borrower and LaSalle and hereafter shall be binding upon and inure to the benefit of the Borrower, LaSalle and their respective successors and assigns; provided, that the Borrower shall not assign its rights hereunder or any interest herein without the prior written consent of LaSalle.

                 (f) This Agreement and the Note shall be governed by the internal laws of the State of Illinois, and for all purposes shall be construed in accordance with the laws of said State without giving effect to the choice of law provisions of such State.

                 (g) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or lack of enforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. Wherever possible, each Provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law.

                 (h) All covenants, agreements, representations and warranties made by the Borrower herein shall, notwithstanding any investigation by or knowledge on the part of LaSalle, be deemed material and relied on by LaSalle and shall survive the execution and delivery to LaSalle of this Agreement and the Note.

                 (i) This Agreement shall govern the terms of any extensions or renewals of the Note, subject to any additional terms and conditions imposed by LaSalle in connection with any such extension or renewal.

                 (j) The Borrower hereby represents that the indebtedness evidenced hereby constitutes a loan made by LaSalle to enable the Borrower to carry on a commercial enterprise for the purpose of investment or profit; and that such loan is a loan for business purposes under the intent and purview of Ill. Rev. Stat. Ch. 17, Section 6404(c).

                 (k) LASALLE AND THE BORROWER, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE IRREVOCABLY THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE NOTE, THE COLLATERAL, OR ANY OTHER AGREEMENT EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONJUNCTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT OR COURSE OF DEALING IN WHICH LASALLE AND THE BORROWER ARE ADVERSE PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LASALLE GRANTING ANY FINANCIAL ACCOMMODATION TO THE BORROWER.

                 (l) INDUCE LASALLE TO MAKE THE LOAN, THE BORROWER IRREVOCABLY AGREES THAT ALL ACTIONS ARISING DIRECTLY OR INDIRECTLY AS A
RESULT OR CONSEQUENCE OF THIS AGREEMENT, THE NOTE, THE PLEDGE AGREEMENTS OR ANY OTHER AGREEMENT WITH LASALLE SHALL BE INSTITUTED AND LITIGATED ONLY IN COURTS HAVING SITUS IN THE CITY OF CHICAGO, ILLINOIS. THE BORROWER HEREBY CONSENTS TO THE EXCLUSIVE AND VENUE OF ANY STATE OR FEDERAL COURT HAVING ITS SITUS IN CHICAGO, AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS. THE BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE BORROWER AS SET FORTH HEREIN IN THE MANNER PROVIDED BY APPLICABLE STATUTE, LAW, RULE OF COURT OR OTHERWISE.

                 (m) The Borrower will pay all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees) in connection with the preparation, negotiation, documentation, execution and delivery of this Agreement; provided, that such costs and expenses shall not exceed $2,500, and shall have all reasonable costs and expenses (including, without limitation, reasonable attorneys, fees) for the administration, amendment, modification, collection and enforcement of this Agreement, the Note, the Pledge Agreements and the other instruments and documents to be delivered hereunder. In addition, the Borrower shall pay, and save LaSalle harmless from any liability for, any and all stamp and other taxes determined to be payable in connection with the execution and delivery of this Agreement, the borrowings hereunder, or the Note and the other instruments and documents to be delivered hereunder, and agrees to save LaSalle harmless from and against any and all liabilities with respect to or resulting from any delay in paying or emitting to pay such taxes. The foregoing obligations shall survive any termination of this Agreement, the Note or the Pledge Agreements. Any of the foregoing amounts incurred by LaSalle and not paid by the Borrower upon demand shall bear interest from the date incurred at the Interest Rate plus two percent (2%) per annum and shall be deemed part of the indebtedness hereunder.

                 (n) Any accounting term not specifically defined herein shall be construed in accordance with generally accepted accounting principles and all financial data submitted pursuant to this Agreement shall be prepared in accordance with such principles,

                 (o) LaSalle reserves the right to sell participations in this Loan or otherwise assign, transfer or hypothecate all or any part of this Loan.

                 (p) All covenants, agreements, warranties and representations of the Borrower herein shall be deemed to have been made jointly and severally by the Borrower, the Holding Companies and the Subsidiaries.

                 (q) The Borrower agrees to do such further acts and things and to execute and deliver to LaSalle such additional assignments, agreements, powers and instruments as LaSalle may reasonably require or deem advisable to carry into effect the purpose of this Agreement, the Note, the Pledge Agreements or any agreement or instrument in connection herewith, or to better assure and confirm unto the LaSalle its rights, powers and remedies hereunder or under such other loan documents.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

     WINTRUST FINANCIAL CORPORATION

By:         /s/David A. Dykstra
   ------------------------------------
Its:       Executive Vice President
    -----------------------------------

LASALLE NATIONAL BANK

By:______________________________________________

Its:______________________________________________


September 17, 1996
51567.1

                                   Exhibit A

                                 REVOLVING NOTE

$25,000,000                                             Dated: September 1, 1996



FOR VALUE RECEIVED, WINTRUST FINANCIAL CORPORATION, an Illinois corporation (the "Maker") promises to pay to the order of LASALLE NATIONAL BANK, a national banking association (the "Bank") the lesser of: the principal sum of TWENTY FIVE MILLION DOLLARS ($25,000,000) , or the aggregate unpaid principal amount outstanding under the Loan Agreement dated September 1, 1996 (as amended from time to time, the "Loan Agreement") between the Bank and the Maker at the maturity or maturities and in the amount or amounts as stated on the records of the Bank together with interest (computed on actual days elapsed on the basis of a 360 day year) on any and all principal amounts outstanding hereunder from time to time from the date hereof until maturity. Interest shall be parable at the rates of interest and the times set forth in the Loan Agreement. In no event shall any principal amount have a maturity later than September 1, 1997.

          This Note shall be available for direct advances.

          Principal and interest shall be paid to the Bank at its office at 135 South LaSalle Street, Chicago, Illinois 60674, or at such other place as the holder of this Note may designate in writing to the Maker. This Note may be prepaid in whole or in part as provided for in the Loan Agreement.

          This Note evidences indebtedness incurred under the Loan Agreement, to which reference is hereby made for a statement of the terms and conditions under which the due date of the Note or any payment thereon may be accelerated. The holder of this Note is entitled to all of the benefits provided for in the Loan Agreement.

          The Maker agrees that in action or proceeding instituted to collect or enforce collection of this Note, the amount on the Bank's records shall be conclusive and binding evidence, absent demonstrable error, of the unpaid principal balance of this Note.


WINTRUST FINANCIAL CORPORATION

By:         /s/ David A. Dykstra
   ----------------------------------
Its:       Executive Vice President
    ---------------------------------


September 17, 1996
51567.3

                                           Exhibit B

The acquisition of Wolflhoya Investments, Inc.

                                 REVOLVING NOTE

$25,000,000                                         Dated: September 1, 1996


         FOR VALUE RECEIVED, WINTRUST FINANCIAL CORPORATION, an Illinois corporation (the "Maker") promises to pay to the order of LASALLE NATIONAL BANK, a national banking association (the "Bank") the lesser of: the principal sum of TWENTY FIVE MILLION DOLLARS ($25,000,000) , or the aggregate unpaid principal amount outstanding under the Loan Agreement dated September 1, 1996 (as amended from time to time, the "Loan Agreement") between the Bank and the Maker at the maturity or maturities and in the amount or amounts as stated on the records of the Bank together with interest (computed on actual days elapsed on the basis of a 360 day year) on any and all principal amounts outstanding hereunder from time to time from the date hereof until maturity. Interest shall be payable at the rates of interest and the times set forth in the Loan Agreement. In no event shall any principal amount have a maturity later than September. 1, 1997.

         This Note shall be available for direct advances.

         Principal and interest shall be paid to the Bank at its office at 135 South LaSalle Street, Chicago, Illinois 60674, or at such other place as the holder of this Note may designate in writing to the Maker. This Note may be prepaid in whole or in part as provided for in the Loan Agreement.

         This Note evidences indebtedness incurred under the Loan Agreement, to which reference is hereby made for a statement of the terms and conditions under which the due date of the Note or any payment thereon may be accelerated. The holder of this Note is entitled to all of the benefits provided for in the Loan Agreement.

         The Maker agrees that in action or proceeding instituted to collect or enforce collection of this Note, the amount on the records shall be conclusive and binding evidence, absent Bank's demonstrable error, of the unpaid principal balance of this Note.


WINTRUST FINANCIAL CORPORATION


By:        /s/ David A. Dykstra
   --------------------------------
Its:      Executive Vice President
    -------------------------------

                         PLEDGE AND SECURITY AGREEMENT


         This PLEDGE AND SECURITY AGREEMENT (the "Pledge Agreement") dated as of September 1, 1996, is made by WINTRUST FINANCIAL CORPORATION, an Illinois corporation (the "Pledgor") , whose address is 727 Bank Lane, Lake Forest, Illinois 60045, for the benefit of LASALLE NATIONAL BANK, a national banking association (the "Bank") whose address is 135 South LaSalle Street, Chicago, Illinois 60674.

                                   RECITALS:

         WHEREAS, the Pledgor is the owner of the capital stock of each subsidiary listed on Exhibit A hereto (each is referred to herein as a "Subsidiary" and collectively as the "Subsidiaries");

         WHEREAS, the capital stock of the Subsidiaries owned by the Pledgor constitutes 100% of the issued and outstanding capital stock of the Subsidiaries;

         WHEREAS, the Pledgor desires to borrow from the Bank the sum of TWENTY FIVE MILLION DOLLARS ($25,000,000);

         WHEREAS, the Bank is willing to lend to the Pledgor TWENTY FIVE MILLION DOLLARS ($25,000,000) in accordance with the terms, subject to the conditions and in reliance on the representations, warranties and covenants set forth in the Loan Agreement dated the date hereof between the Pledgor and the Bank (the "Loan Agreement") and in all of the other documents and instruments entered into or delivered in connection with or relating to the loan contemplated in the Loan Agreement; and

         WHEREAS, the Pledgor has agreed to provide security for the loan contemplated in the Loan Agreement in accordance with the terms of this Pledge Agreement;

         NOW, THEREFORE, in order to induce the Bank to make the loan contemplated in the Loan Agreement and in consideration of the mutual representations, warranties, covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

                                   AGREEMENT

1. Grant of Security Interest. To secure the Obligations (as defined below), the Pledgor hereby pledges and grants to the Bank a security interest in and transfers and delivers to the Bank the following: (a) the number of shares of capital stock of each of the Subsidiaries set forth on Schedule A hereto, which constitute one hundred percent (100%) of the issued and outstanding capital stock of the Subsidiaries, and any and all shares of the capital stock of any Subsidiary that Pledgor subsequently acquires, directly or indirectly, including all substitutions of, and additions to, such stock; (b) executed and undated stock powers for the capital stock described in (a) above, in form and content satisfactory to the Bank duly executed in blank, containing all requisite federal and state stock transfer tax stamps, if any (the items described in (a) and (b) above may collectively be referred to as the "Pledged Stock"); (c) all income and profits therefrom, all distributions thereon, all other proceeds therefrom and all rights, benefits and privileges pertaining to or arising from the Pledged Stock; and
(d) such other collateral that may be provided after the date hereof to secure the Obligations. All property at any time pledged to the Bank hereunder or in which the Bank is granted a security interest hereunder (whether described herein or not, subject to the provisions of Paragraph 3 (c) below) , all income therefrom and proceeds therefrom, may be referred to collectively as the "Pledged Security."

2. Obligations. The obligations secured by this Pledge Agreement are the following (referred to collectively hereafter as the "Obligations",):

       (a) all obligations and agreements of Pledgor contained in (including, without limitation, the payment of all indebtedness of the Pledgor in respect of) the Loan Agreement, and any and all amendments, modifications or renewals thereof;

       (b) all amounts due to the Bank under that certain promissory note of even date herewith in the principal amount of TWENTY FIVE MILLION DOLLARS ($25,000,000) from the Pledgor to the Bank and any and all modifications, extensions, renewals or refinancings thereof (the "Note"), including, but not limited to, all Principal, interest and other amounts due under the Note;

       (c) all sums advanced by, or on behalf of, the Bank in connection with, or relating to, the Loan Agreement, the Note or the Pledged Security including, but not limited to, any and all sums advanced to preserve the Pledged Security, or to perfect the Bank's security interest in the Pledged Security;

       (d) in the event of any proceeding to enforce the satisfaction of the Obligations, or any of them, or to preserve and protect the Bank's rights under the Loan Agreement, the Note, this Pledge Agreement or any other agreement, document or instrument relating to the transactions contemplated in the Loan Agreement, the reasonable expenses of retaking, holding, preparing for sale, selling or otherwise disposing of or realizing on the Pledged Security, or of any exercise by the Bank of its rights, together with reasonable attorney's fees, expenses and court costs; and

       (e) any indebtedness, obligation or liability of the Pledgor or the Subsidiaries to the Bank, weather direct or indirect, joint or several, absolute or contingent, now or hereafter existing, however created or arising and however evidenced.

3.     Additional Terms.

       (a) The Pledgor agrees that the Bank shall have full and irrevocable right, power and authority, to collect, withdraw or receipt for all amounts due or to become due and payable upon, in connection with, or relating to, the Pledged Security, to execute any withdrawal receipts respecting the Pledged Security, and to endorse the name of the Pledgor on any or all documents, instruments or commercial paper given in payment thereof, and at the Bank's discretion to take any other action, including, without limitation, the transfer of any Pledged Security into the Bank's own name or the name of any nominee for the Bank, which the Bank may deem necessary or appropriate to preserve or protect the Bank's interest in any of the Pledged Security.

       (b) Unless a Default (as hereinafter defined) shall have occurred, the Pledgor shall be entitled to vote any and all shares of the Pledged Stock and to give consents, waivers and ratifications in respect thereof, provided that no vote shall be cast, no consent, waiver or ratification shall be given and no action shall be taken by the Pledgor which would violate or be inconsistent with any of the terns of the Loan Agreement, the Note or this Pledge Agreement, or which would have the effect of impairing the position or interests of the Pledgor or any holder of the Note. All such rights of the Pledgor to vote and to give consents, waivers and ratifications shall cease upon the occurrence of a Default.

       (c) unless a Default shall have occurred, all dividends and other distributions payable in respect of the Pledged Security shall be paid to the Pledgor. Upon the occurrence of a Default, all such dividends and other distributions and payments shall be paid to the Bank. After a Default shall have occurred, all such amounts paid in respect of the Pledged Security shall, until paid or delivered to the Bank, be held in trust for the benefit of the Bank as additional Pledged Security to secure the Obligations.

4. Representations, Warranties and Covenants. The Pledgor further represents, warrants and agrees that:

       (a) The Pledgor is the legal, record and beneficial owner of, and has good and marketable title to, the Pledged Security, subject to no lien, claim, security interest or other encumbrance, except the security interest created by this Pledge Agreement.

       (b) without the prior written consent of the Bank, the Pledgor will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Security, nor will it create, incur or permit to exist any lien, claim, security interest or other encumbrance with respect to any of the Pledged Security, or any interest therein, or any proceeds thereof, except for the security interest provided for by this Pledge Agreement. Without the prior written consent of the Bank, the Pledgor agrees that it will not, and it will not permit any Subsidiary to. (i) issue or reissue any capital stock or other securities (or warrants therefor or other rights with respect thereto) in addition to or issue other securities of any nature in exchange or substitution for any of the Pledged Security; (ii) redeem any of the Pledged Security, or (iii) declare any stock dividend or split or otherwise change the capital structure of any Subsidiary.

         (c) The Pledged Security is genuine and in all respects represents what it purports to be and all the shares of the Pledged Stock have been duly and validly issued, and are fully paid and non-assessable.

         (d) The pledge, assignment and delivery of the Pledged Security pursuant to this Pledge Agreement creates a valid perfected security interest in the Pledged Security, and the proceeds thereof, subject to no prior lien, claim, security interest or other encumbrance or to any agreement purporting to grant to any third party a perfected security interest in the assets of the Pledgor which would include any of the Pledged Security. The Pledgor will at all times defend the Bank's right, title and security interest in and to the Pledged Security and the proceeds thereof against any and all claims and demands of any person adverse to the claims of the Bank.

         (e) The Pledgor will take, and will cause the subsidiaries to take, such action and to execute such documents as the Bank may from time to time reasonably request relating to the Pledged Security or the proceeds thereof.

         (f) The Pledgor has full right, power and authority to enter into, to execute and to deliver this Pledge Agreement and this Pledge Agreement is binding upon, and enforceable against the Pledgor in accordance with its terms.

         (g) The Pledgor shall pay any fees, assessments, charges or taxes arising with respect to the Pledged Security. In case of failure by the Pledgor to pay any such fees, assessments, charges or taxes, the Bank shall have the right, but shall not be obligated, to any such fees, assessments, charges or taxes, as the case may be, and, in that event, the cost thereof shall be payable by the Pledgor to the Bank immediately upon demand together with interest at the rate equal to the Prime Rate (or, after the occurrence of a Default, the Prime Rate plus 2%) (Prime Rate shall have the meaning provided in the Note) from the date of disbursement by the Bank to the date of payment by the Pledgor.

         (h) None of the Pledged Stock constitutes margin stock, as defined in Regulation U of the Board of Governors of the Federal Reserve System.

5. Events of Default. The Pledgor shall be in default under this Pledge Agreement upon the occurrence of any one or more of the following events or conditions (each, a "Default"):

         (a) nonpayment of any of the obligations, whether by acceleration or otherwise;

         (b) the nonperformance of any obligation or any breach of any warranty, representation or covenant made by the Pledgor in this Pledge Agreement, and the same is not cured within fifteen(15)days after notice thereof by the Bank;

         (c) the nonperformance of any obligation in any other instrument, document or agreement relating to the Obligations, including, without limitation, the Loan Agreement and the Note, which nonperformance continues beyond the applicable cure period, if any, specifically provided therefor;

         (d) any breach of any warranty, representation or covenant made by the Pledgor in any other instrument, document or agreement between the Pledgor and Bank which breach remains uncured beyond any applicable time period, if any, specifically provided therefor;

         (e) any oral or written misrepresentation is made by the Pledgor in this Pledge Agreement or in any document furnished by the Pledgor, or on the Pledgor's behalf, to the Bank in connection with this Pledge Agreement or the Pledged Security;

         (f) the claim or creation of any lien, claim, security interest or other encumbrance upon any of the Pledged Security or the making of any levy, judicial seizure, or attachment thereof; or

         (g) the dissolution, bankruptcy, insolvency or failure of the Pledgor or any Subsidiary.

6.       Rights of, Parties upon Default.

         (a) Upon the occurrence of a Default, in addition to all the rights, power and remedies the Bank shall be entitled to exercise, whether vested in the Bank by the terms of this Pledge Agreement, the terms of the Loan Agreement, the terms of the Note, by law, in equity, by statute (including, without limitation, Article 9 of the Illinois Uniform Commercial Code) or otherwise, for the protection and enforcement of the Bank's rights in. respect of the Pledged Security, the Bank may be entitled to, without limitation (but is under no obligation to the Pledgor so to do)

                 (i) transfer all or any part of the Pledged Security into the Bank's name or the name of its nominee or nominees;

                 (ii) after first obtaining all necessary regulatory approvals, vote all or any part of the Pledged Security (whether or not transferred into the name of the Bank or any nominee) and give all consents, waivers and ratifications in respect of the Pledged Security and otherwise act with respect thereto as though it were the outright owner thereof;

                 (iii) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Pledged Security, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by the Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk and for such price or prices and on such terms as the Bank in its absolute discretion may determine, provided that unless, in the sole discretion of the Bank, any of the Pledged Security threatens to decline in value or is or becomes a type sold on a recognized market, the Bank will give the Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any requirements of reasonable notice shall be met if such notice is mailed to the Pledgor as Provided in Paragraph 14 below, at least fifteen (15) days before the time of the sale or disposition. Any sale of any of the Pledged Security conducted in conformity with customary practices of banks, insurance companies or other financial institutions disposing of property similar to the Pledged Security shall be deemed to be commercially reasonable. Any remaining Pledged Security shall remain subject to the terms of this Pledge Agreement; and

                 (iv) collect any and all money due or to become due and enforce in the Pledgor's name all rights with respect to the Pledged Security.

         (b) Pledgor agrees to cause each Subsidiary to give the Bank, any prospective purchaser of the Pledged Security (pursuant to Section 6(a)(iii)) and their respective representatives, reasonable access to further information (including, but not limited to, records, files, correspondence, tax work papers and audit work papers) relating to or concerning the Pledgor or such Subsidiary.

7. Remedies Cumulative. Each right, power and remedy of the Bank provided in this Pledge Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Pledge Agreement or now or hereafter existing at law or in equity or by statute or otherwise. The exercise or partial exercise by the Bank of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Bank of all such other rights, powers or remedies, and no failure or delay on the part of the Bank to exercise any such right, power or remedy shall operate as a waiver thereof.

8. Waiver of Defenses. No renewal or extension of the time of payment of the Obligations, nor any release, surrender of, or failure to perfect or enforce any security interest for the Obligations; no release of any person primarily or secondarily liable on the Obligations (including any maker, endorser, or guarantor); no delay in enforcement of payment of the obligations; and no delay or omission in exercising any right or power with respect of the Obligations or any security agreement securing the Obligations shall affect the rights of the Bank in the Pledged Security.

9. Waiver. Waiver by the Bank of any Default hereunder, or of any breach of the provisions of this Pledge Agreement by the Pledgor, or any right of the Bank hereunder, shall not constitute a waiver of any other Default or breach or right, nor the same Default or breach or right on a future occasion.

10. Law Governing. This Pledge Agreement and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with the law of the State of Illinois applicable to agreements made and to be wholly Performed in such state. Whenever possible, each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law; provided, if any provision of this Pledge Agreement shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining Provisions of this Pledge Agreement.

11. The Pledgor's Obligations Absolute. The Obligations of the Pledgor under this Pledge Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way impaired by any circumstance whatsoever, including without limitation: (a) any amendment or modification of the Note, the Loan Agreement or any other document or instrument provided for herein or therein or related thereto, cr any assignment, transfer or other disposition of any thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such document or instrument or any exercise or on exercise of any right, remedy, power or privilege under or in respect of any such document or instrument or this Pledge Agreement; (c) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation, or similar proceeding with respect to the

Pledgor or any of its properties or creditors; or (d) any limitation on the Pledgor's liabilities or obligations under any such instrument or any invalidity or lack of enforceability, in whole or in part, of any such document or instrument or any term thereof; whether or not the Pledgor shall have notice or knowledge of the foregoing.

12. Termination. This Pledge Agreement shall terminate upon the receipt by the Bank of evidence satisfactory to the Bank, in the Bank's sole and absolute discretion, of the payment in full of the obligations. At the time of such termination the Bank, at the request and expense of the Pledgor, will execute and deliver to the Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Pledge Agreement, and will duly assign, transfer and deliver to the Pledgor such of the Pledged Security as has not yet theretofore been sold or otherwise applied or released pursuant to this Pledge Agreement.

13. Further Assurances. The Pledgor shall, at its expense, duly execute, acknowledge and deliver all such instruments and take all such action as the Bank from time to time may request in order to further effectuate the Purposes of this Pledge Agreement and to carry out the terms hereof. The Pledgor, at its expense, at all times cause this Pledge Agreement (or a proper notice or statement, in respect hereof) to be duly recorded, published and filed and rerecorded, republished and refiled in such manner and in such places, if any, and shall pay or cause to be paid all such recording, filing and other taxes, fees and charges, if any, and will comply with all such statutes and regulations, if any, as may be required by law in order to establish, perfect, preserve and protect the rights and security interests of the Bank hereunder.

14. Notices. All communications provided for or related hereto shall be given in accordance with Paragraph 10(c) of the Loan Agreement.

15. Amendments. Any term of this Pledge Agreement may be amended only with the written consent of the Pledgor and the Bank. Any amendment effected in accordance with this Paragraph 15 shall be binding upon (i) each holder of the Note at the time outstanding; (ii) each future holder of the Note; and
(iii) the Pledgor.

16. Assigns. This Pledge Agreement and all rights and liabilities hereunder and in and to any and all Pledged Security shall inure to the benefit of the Bank and its successors and assigns, and shall be binding on the Pledgor. and the Pledgor's successors and assigns; provided, however, the Pledgor may not assign its rights or liabilities hereunder or to any of the Pledged Security without the written consent of the Bank.

17. Miscellaneous. This Pledge Agreement embodies the entire agreement and understanding between the Bank and the Pledgor and supersedes all prior agreements and understandings relating to the subject matter hereof. The headings in this Pledge Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         The Pledgor acknowledges that this Pledge Agreement is and shall be effective upon execution by the Pledgor and delivery to and acceptance hereof by the Bank, and it shall not be necessary for the Bank to execute any acceptance hereof or otherwise to signify or express its acceptance hereof to the Pledgor.



WINTRUST FINANCIAL CORPORATION

By:   /S/David A. Dykstra
   --------------------------------
Its:    Executive Vice President
   --------------------------------

                                   SCHEDULE A

Subsidiary                                         Number Of Shares Owned
----------                                         ----------------------
Hinsdale Bancorp                                   198,295

Lake Forest Bancorp                                164,009

Libertyville Bancorp                               210,851

North Shore Community Bank Trust Co.               142,500

                         PLEDGE AND SECURITY AGREEMENT


         This PLEDGE AND SECURITY AGREEMENT (the "Pledge Agreement") dated as of September 1, 1996, is made by HINSDALE BANCORP, an Illinois corporation, LAKE FOREST BANCORP, a Delaware corporation and LIBERTYVILLE BANCORP, an Illinois corporation (each a "Pledgor" and collectively, the "Pledgors") , whose address is 727 Bank Lane, Lake Forest, Illinois 60045, for the benefit of LASALLE NATIONAL BANK, a national banking association (the "Bank") whose address is 135 South LaSalle Street, Chicago, Illinois 60674.

                                   RECITALS:

         WHEREAS, each Pledgor is the owner of the capital stock of the bank set forth opposite its name on Exhibit A hereto (each is referred to herein as a "Subsidiary" and collectively as the "Subsidiaries");

         WHEREAS, the capital stock of the Subsidiaries owned by the Pledgors constitutes 100% of the issued and outstanding capital stock of the Subsidiaries;

         WHEREAS, the Wintrust Financial Corporation (the "Borrower"), the owner of 100% of the issued and outstanding capital stock of Pledgors, desires to borrow from the Bank the sum of TWENTY FIVE MILLION DOLLARS ($25,000,000);

         WHEREAS, the Bank is willing to lend to the Borrower TWENTY FIVE MILLION DOLLARS ($25,000,000) in accordance with the terms, subject to the conditions and in reliance on the representations, warranties and covenants set forth in the Loan Agreement dated the date hereof between the Borrower and the Bank (the "Loan Agreement") and in all of the other documents and instruments entered into or delivered in connection with or relating to the loan contemplated in the Loan Agreement; and

         WHEREAS, the Pledgors have agreed to provide security for the loan contemplated in the Loan Agreement in accordance with the terms of this Pledge Agreement;

         NOW, THEREFORE, in order to induce the Bank to make the loan contemplated in the Loan Agreement and in consideration of the mutual representations, warranties, covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

                                   AGREEMENT

1. Grant of Security Interest. To secure the Obligations (as defined below), the Pledgors hereby pledge and grant to the Bank a security interest in and transfer and deliver to the Bank the following: (a) the number of shares of capital stock of each of the Subsidiaries set forth on Schedule A hereto, which constitute one hundred percent (100%) of the issued and outstanding capital stock of the Subsidiaries, and any and all shares of the capital stock of any Subsidiary that Pledgors subsequently acquire, directly or indirectly, including all substitutions of, and additions to, such stock; (b) executed and undated stock powers for the capital stock described in (a) above, in form and content satisfactory to the Bank duly executed in blank, containing all requisite federal and state stock transfer tax stamps, if any (the items described in (a) and (b) above may collectively be referred to as the "Pledged Stock"); (c) all income and profits therefrom, all distributions thereon, all other proceeds therefrom and all rights, benefits and privileges pertaining to or arising from the Pledged Stock; and
(d) such other collateral that may be provided after the date hereof to secure the Obligations. All property at any time pledged to the Bank hereunder or in which the Bank is granted a security interest hereunder (whether described herein or not, subject to the provisions of Paragraph 3 (c) below) , all income therefrom and proceeds therefrom, may be referred to collectively as the "Pledged Security."

2. Obligations. The obligations secured by this Pledge Agreement are the following (referred to collectively hereafter as the "Obligations",):

       (a) all obligations and agreements of Borrower contained in (including, without limitation, the payment of all indebtedness of the Borrower in respect of) the Loan Agreement, and any and all amendments, modifications or renewals thereof;

       (b) all amounts due to the Bank under that certain promissory note of even date herewith in the principal amount of TWENTY FIVE MILLION DOLLARS ($25,000,000) from the Borrower to the Bank and any and all modifications, extensions, renewals or refinancings thereof (the "Note"), including, but not limited to, all Principal, interest and other amounts due under the Note;

       (c) all sums advanced by, or on behalf of, the Bank in connection with, or relating to, the Loan Agreement, the Note or the Pledged Security including, but not limited to, any and all sums advanced to preserve the Pledged Security, or to perfect the Bank's security interest in the Pledged Security;

       (d) in the event of any proceeding to enforce the satisfaction of the Obligations, or any of them, or to preserve and protect the Bank's rights under the Loan Agreement, the Note, this Pledge Agreement or any other agreement, document or instrument relating to the transactions contemplated in the Loan Agreement, the reasonable expenses of retaking, holding, preparing for sale, selling or otherwise disposing of or realizing on the Pledged Security, or of any exercise by the Bank of its rights, together with reasonable attorney's fees, expenses and court costs; and

       (e) any indebtedness, obligation or liability of the Borrower, Pledgors or the Subsidiaries to the Bank, weather direct or indirect, joint or several, absolute or contingent, now or hereafter existing, however created or arising and however evidenced.

3.     Additional Terms.

       (a) The Pledgors agree that the Bank shall have full and irrevocable right, power and authority, to collect, withdraw or receipt for all amounts due or to become due and payable upon, in connection with, or relating to, the Pledged Security, to execute any withdrawal receipts respecting the Pledged Security, and to endorse the name of the Pledgors on any or all documents, instruments or commercial paper given in payment thereof, and at the Bank's discretion to take any other action, including, without limitation, the transfer of any Pledged Security into the Bank's own name or the name of any nominee for the Bank, which the Bank may deem necessary or appropriate to preserve or protect the Bank's interest in any of the Pledged Security.

       (b) Unless a Default (as hereinafter defined) shall have occurred, the Pledgors shall be entitled to vote any and all shares of the Pledged Stock and to give consents, waivers and ratifications in respect thereof, provided that no vote shall be cast, no consent, waiver or ratification shall be given and no action shall be taken by the Pledgors which would violate or be inconsistent with any of the terns of the Loan Agreement, the Note or this Pledge Agreement, or which would have the effect of impairing the position or interests of the Pledgors or any holder of the Note. All such rights of the Pledgors to vote and to give consents, waivers and ratifications shall cease upon the occurrence of a Default.

       (c) unless a Default shall have occurred, all dividends and other distributions payable in respect of the Pledged Security shall be paid to the Pledgors. Upon the occurrence of a Default, all such dividends and other distributions and payments shall be paid to the Bank. After a Default shall have occurred, all such amounts paid in respect of the Pledged Security shall, until paid or delivered to the Bank, be held in trust for the benefit of the Bank as additional Pledged Security to secure the Obligations.

4. Representations, Warranties and Covenants. The Pledgors further represent, warrant and agree that:

       (a) The Pledgors are the legal, record and beneficial owner of, and has good and marketable title to, the Pledged Security, subject to no lien, claim, security interest or other encumbrance, except the security interest created by this Pledge Agreement.

       (b) without the prior written consent of the Bank, the Pledgors will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Security, nor will it create, incur or permit to exist any lien, claim, security interest or other encumbrance with respect to any of the Pledged Security, or any interest therein, or any proceeds thereof, except for the security interest provided for by this Pledge Agreement. Without the prior written consent of the Bank, the Pledgors agrees that it will not, and it will not permit any Subsidiary to. (i) issue or reissue any capital stock or other securities (or warrants therefor or other rights with respect thereto) in addition to or issue other securities of any nature in exchange or substitution for any of the Pledged Security; (ii) redeem any of the Pledged Security, or (iii) declare any stock dividend or split or otherwise change the capital structure of any Subsidiary.

         (c) The Pledged Security is genuine and in all respects represents what it purports to be and all the shares of the Pledged Stock have been duly and validly issued, and are fully paid and non-assessable.

         (d) The pledge, assignment and delivery of the Pledged Security pursuant to this Pledge Agreement creates a valid perfected security interest in the Pledged Security, and the proceeds thereof, subject to no prior lien, claim, security interest or other encumbrance or to any agreement purporting to grant to any third party a perfected security interest in the assets of the Pledgors which would include any of the Pledged Security. The Pledgors will at all times defend the Bank's right, title and security interest in and to the Pledged Security and the proceeds thereof against any and all claims and demands of any person adverse to the claims of the Bank.

         (e) The Pledgors will take, and will cause the subsidiaries to take, such action and to execute such documents as the Bank may from time to time reasonably request relating to the Pledged Security or the proceeds thereof.

         (f) The Pledgors have full right, power and authority to enter into, to execute and to deliver this Pledge Agreement and this Pledge Agreement is binding upon, and enforceable against the Pledgors in accordance with its terms.

         (g) The Pledgors shall pay any fees, assessments, charges or taxes arising with respect to the Pledged Security. In case of failure by the Pledgors to pay any such fees, assessments, charges or taxes, the Bank shall have the right, but shall not be obligated, to any such fees, assessments, charges or taxes, as the case may be, and, in that event, the cost thereof shall be payable by the Pledgors to the Bank immediately upon demand together with interest at the rate equal to the Prime Rate (or, after the occurrence of a Default, the Prime Rate plus 2%) (Prime Rate shall have the meaning provided in the Note) from the date of disbursement by the Bank to the date of payment by the Pledgors.

         (h) None of the Pledged Stock constitutes margin stock, as defined in Regulation U of the Board of Governors of the Federal Reserve System.

5. Events of Default. The Pledgors shall be in default under this Pledge Agreement upon the occurrence of any one or more of the following events or conditions (each, a "Default"):

         (a) nonpayment of any of the obligations, whether by acceleration or otherwise;

         (b) the nonperformance of any obligation or any breach of any warranty, representation or covenant made by the Pledgors in this Pledge Agreement, and the same is not cured within fifteen(15)days after notice thereof by the Bank;

         (c) the nonperformance of any obligation in any other instrument, document or agreement relating to the Obligations, including, without limitation, the Loan Agreement and the Note, which nonperformance continues beyond the applicable cure period, if any, specifically provided therefor;

         (d) any breach of any warranty, representation or covenant made by any Pledgor in any other instrument, document or agreement between such Pledgor and Bank which breach remains uncured beyond any applicable time period, if any, specifically provided therefor;

         (e) any oral or written misrepresentation is made by any Pledgor in this Pledge Agreement or in any document furnished by the Pledgor, or on the Pledgor's behalf, to the Bank in connection with this Pledge Agreement or the Pledged Security;

         (f) the claim or creation of any lien, claim, security interest or other encumbrance upon any of the Pledged Security or the making of any levy, judicial seizure, or attachment thereof; or

         (g) the dissolution, bankruptcy, insolvency or failure of the Pledgor or any Subsidiary.

6.       Rights of, Parties upon Default.

         (a) Upon the occurrence of a Default, in addition to all the rights, power and remedies the Bank shall be entitled to exercise, whether vested in the Bank by the terms of this Pledge Agreement, the terms of the Loan Agreement, the terms of the Note, by law, in equity, by statute (including, without limitation, Article 9 of the Illinois Uniform Commercial Code) or otherwise, for the protection and enforcement of the Bank's rights in. respect of the Pledged Security, the Bank may be entitled to, without limitation (but is under no obligation to the Pledgors so to do)

                 (i) transfer all or any part of the Pledged Security into the Bank's name or the name of its nominee or nominees;

                 (ii) after first obtaining all necessary regulatory approvals, vote all or any part of the Pledged Security (whether or not transferred into the name of the Bank or any nominee) and give all consents, waivers and ratifications in respect of the Pledged Security and otherwise act with respect thereto as though it were the outright owner thereof;

                 (iii) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Pledged Security, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by the Pledgors), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk and for such price or prices and on such terms as the Bank in its absolute discretion may determine, provided that unless, in the sole discretion of the Bank, any of the Pledged Security threatens to decline in value or is or becomes a type sold on a recognized market, the Bank will give the Pledgors reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any requirements of reasonable notice shall be met if such notice is mailed to the Pledgors as Provided in Paragraph 14 below, at least fifteen (15) days before the time of the sale or disposition. Any sale of any of the Pledged Security conducted in conformity with customary practices of banks, insurance companies or other financial institutions disposing of property similar to the Pledged Security shall be deemed to be commercially reasonable. Any remaining Pledged Security shall remain subject to the terms of this Pledge Agreement; and

                 (iv) collect any and all money due or to become due and enforce in the Pledgor's name all rights with respect to the Pledged Security.

         (b) Pledgors agrees to cause each Subsidiary to give the Bank, any prospective purchaser of the Pledged Security (pursuant to Section 6(a)(iii)) and their respective representatives, reasonable access to further information (including, but not limited to, records, files, correspondence, tax work papers and audit work papers) relating to or concerning the Pledgors or such Subsidiary.

7. Remedies Cumulative. Each right, power and remedy of the Bank provided in this Pledge Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Pledge Agreement or now or hereafter existing at law or in equity or by statute or otherwise. The exercise or partial exercise by the Bank of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Bank of all such other rights, powers or remedies, and no failure or delay on the part of the Bank to exercise any such right, power or remedy shall operate as a waiver thereof.

8. Waiver of Defenses. No renewal or extension of the time of payment of the Obligations, nor any release, surrender of, or failure to perfect or enforce any security interest for the Obligations; no release of any person primarily or secondarily liable on the Obligations (including any maker, endorser, or guarantor); no delay in enforcement of payment of the obligations; and no delay or omission in exercising any right or power with respect of the Obligations or any security agreement securing the Obligations shall affect the rights of the Bank in the Pledged Security.

9. Waiver. Waiver by the Bank of any Default hereunder, or of any breach of the provisions of this Pledge Agreement by the Pledgors, or any right of the Bank hereunder, shall not constitute a waiver of any other Default or breach or right, nor the same Default or breach or right on a future occasion.

10. Law Governing. This Pledge Agreement and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with the law of the State of Illinois applicable to agreements made and to be wholly Performed in such state. Whenever possible, each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law; provided, if any provision of this Pledge Agreement shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining Provisions of this Pledge Agreement.

11. Each Pledgor's Obligations Absolute. The Obligations of each Pledgor under this Pledge Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way impaired by any circumstance whatsoever, including without limitation: (a) any amendment or modification of the Note, the Loan Agreement or any other document or instrument provided for herein or therein or related thereto, cr any assignment, transfer or other disposition of any thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such document or instrument or any exercise or on exercise of any right, remedy, power or privilege under or in respect of any such document or instrument or this Pledge Agreement; (c) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation, or similar proceeding with respect to any

Pledgor or any of its properties or creditors; or (d) any limitation on the Pledgor's liabilities or obligations under any such instrument or any invalidity or lack of enforceability, in whole or in part, of any such document or instrument or any term thereof; whether or not the Pledgor shall have notice or knowledge of the foregoing.

12. Termination. This Pledge Agreement shall terminate upon the receipt by the Bank of evidence satisfactory to the Bank, in the Bank's sole and absolute discretion, of the payment in full of the obligations. At the time of such termination the Bank, at the request and expense of the Pledgors, will execute and deliver to the Pledgors a proper instrument or instruments acknowledging the satisfaction and termination of this Pledge Agreement, and will duly assign, transfer and deliver to the Pledgors such of the Pledged Security as has not yet theretofore been sold or otherwise applied or released pursuant to this Pledge Agreement.

13. Further Assurances. The Pledgors shall, at its expense, duly execute, acknowledge and deliver all such instruments and take all such action as the Bank from time to time may request in order to further effectuate the Purposes of this Pledge Agreement and to carry out the terms hereof. The Pledgors, at its expense, at all times cause this Pledge Agreement (or a proper notice or statement, in respect hereof) to be duly recorded, published and filed and rerecorded, republished and refiled in such manner and in such places, if any, and shall pay or cause to be paid all such recording, filing and other taxes, fees and charges, if any, and will comply with all such statutes and regulations, if any, as may be required by law in order to establish, perfect, preserve and protect the rights and security interests of the Bank hereunder.

14. Notices. All communications provided for or related hereto shall be given in accordance with Paragraph 10(c) of the Loan Agreement.

15. Amendments. Any term of this Pledge Agreement may be amended only with the written consent of the Pledgors and the Bank. Any amendment effected in accordance with this Paragraph 15 shall be binding upon (i) each holder of the Note at the time outstanding; (ii) each future holder of the Note; and
(iii) the Pledgors.

16. Assigns. This Pledge Agreement and all rights and liabilities hereunder and in and to any and all Pledged Security shall inure to the benefit of the Bank and its successors and assigns, and shall be binding on the Pledgors and the Pledgor's successors and assigns; provided, however, the Pledgor may not assign its rights or liabilities hereunder or to any of the Pledged Security without the written consent of the Bank.

17. Miscellaneous. This Pledge Agreement embodies the entire agreement and understanding between the Bank and the Pledgors and supersedes all prior agreements and understandings relating to the subject matter hereof. The headings in this Pledge Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         The Pledgors acknowledges that this Pledge Agreement is and shall be effective upon execution by the Pledgors and delivery to and acceptance hereof by the Bank, and it shall not be necessary for the Bank to execute any acceptance hereof or otherwise to signify or express its acceptance hereof to the Pledgors.



HINSDALE BANCORP

By:     /s/David A. Dykstra
Its:    Executive Vice President & CFO

LAKE FOREST BANCORP
By:     /s/David A. Dykstra
Its:    Executive Vice President & CFO

LIBERTYVILLE BANCORP
By:     /s/David A. Dykstra
Its:    Executive Vice President & CFO

                                   SCHEDULE A

Pledgor                   Subsidiary                        Number Of Shares Owned
-------                   ----------                        ----------------------

Hinsdale Bancorp          Hinsdale Bank & Trust                   107,500

Lake Forest Bancorp       Lake Forest Bank & Trust                210,780

Libertyville Bancorp      Libertyville Bank & Trust               125,000